SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 15, 2016

Date of Report (Date of earliest event reported)

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UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431

(Commission File Number)

22-3282551

(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

On February 25, 2016,  Unity Bancorp, Inc. (the Registrant), entered into an agreement of sale with Clinton Unity Group, LLC, to purchase its Corporate Headquarters for $4.12 million.  The purchased property is located at 64 Old Highway 22, Clinton, NJ 08809.  The settlement occurred on March 9, 2016.

Unity Bank currently leases the property from Clinton Unity Group, LLC.  Unity Bank will rent the property from Unity Bancorp after the close.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press release issued by the Registrant on March 11, 2016.

Exhibit 10 Agreement of sale dated February 25, 2016 between Clinton Unity Group, LLC and Unity Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

(Registrant)

Date: March 15, 2016

By: /s/     Alan J. Bedner

Alan J. Bedner

EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #DESCRIPTION

99.1Press release issued by the Registrant on March 11, 2016.

10Agreement of sale .